UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2005

TECHNICAL OLYMPIC USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	00132322	76-0460831

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

4000 Hollywood Blvd., Suite 500-N Hollywood, Florida	33021

(Address of principal executive offices)	(Zip code)

(954) 364-4000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On February 16, 2005, Technical Olympic USA, Inc. (the “Company”) issued a press release reporting financial results for the year ended December 31, 2004. The Company also reaffirmed previously announced revenue, operational, earnings and EBITBA guidance for 2005. A copy of the press release is attached as Exhibit 99.1.

Item 8.01. Other Events.

     On February 16, 2005, the Company announced that its Board of Directors had declared a cash dividend of $.015 per share on the Company’s outstanding common stock, payable on March 11, 2005 to shareholders of record at the close of business on February 28, 2005.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

99.1	Press Release, dated February 16, 2005, of Technical Olympic USA, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 16, 2005

TECHNICAL OLYMPIC USA, INC.
/s/ RANDY L. KOTLER
Randy L. Kotler
Vice President - Chief Accounting Officer

Index to Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release, dated February 16, 2005, of Technical Olympic USA, Inc.

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